UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2015

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-7935	95-1528961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Sepulveda Boulevard, El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On January 13, 2015, Infineon Technologies AG, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany (“Infineon”), completed the previously announced acquisition of International Rectifier Corporation, a Delaware corporation (the “Company”).  Pursuant to the terms of the Agreement and Plan of Merger, dated as of August 20, 2014 (as amended, modified and supplemented from time to time, the “Merger Agreement”), by and among Infineon, the Company and Surf Merger Sub Inc., a wholly owned subsidiary of Infineon (“Merger Sub”), Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Infineon (the “Merger”).

In accordance with the terms of the Merger Agreement, each share of the Company’s common stock, par value $1.00 per share (a “Share”), issued and outstanding immediately prior to the effective time of the Merger (other than Shares (i) owned by Infineon, Merger Sub or any of their subsidiaries or by the Company or any of its subsidiaries in treasury and (ii) held by Company stockholders who have properly exercised and perfected, and have not withdrawn, appraisal rights under Delaware law) was converted into the right to receive $40.00 in cash, without interest.

The description of the Merger and the Merger Agreement contained in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto.

Item 1.02                                           Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on January 13, 2015, the Company terminated all applicable commitments under the Credit Agreement, dated as of October 25, 2012, as amended, among the Company, the Lenders named therein, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and L/C Issuer, and Wells Fargo Securities, LLC, as Lead Arranger and Sale Bookrunner.

Item 3.01                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger on January 13, 2015, the Company notified the New York Stock Exchange, Inc. (the “NYSE”) that the Merger had been completed and requested that the NYSE (i) suspend trading of the Shares on the NYSE and (ii) file with the U.S. Securities and Exchange Commission (the “SEC”) a Form 25, Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist the Shares from the NYSE and to deregister the Shares under Section 12(b) of the Exchange Act.  Pursuant to the Company’s request to the NYSE, the listing of the Company’s common stock on the NYSE will be suspended after the conclusion of trading on January 13, 2015.  As a result, the Shares will no longer be listed on the NYSE.

Additionally, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

The information disclosed in the Introduction is incorporated herein by reference.

Item 3.03                                          Material Modification to Rights of Security Holders.

In accordance with the Merger Agreement, at the effective time of the Merger on January 13, 2015, the Company’s Certificate of Incorporation and Bylaws were amended and restated to read in their entirety as the Certificate of Incorporation and Bylaws, respectively, of Merger Sub in effect immediately prior to the effective time of the Merger, except with respect to the name of the surviving corporation.  The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company are filed as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The information disclosed in the Introduction and in Item 3.01 is incorporated herein by reference.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation and Bylaws are not complete and are subject to, and qualified in their entirety by, reference to the Amended and Restated Certificate of Incorporation and Bylaws of the Company, copies of which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated herein by reference.

Item 5.01                                          Changes in Control of Registrant.

The information disclosed in the Introduction is incorporated herein by reference.

A change of control of the Company occurred on January 13, 2015 upon the filing of the certificate of merger with the Secretary of State of the State of Delaware, at which time Merger Sub merged with and into the Company. As a result of the Merger, the Company became a wholly owned subsidiary of Infineon, with Infineon owning all of the Company’s common stock.

The Merger consideration was funded through (i) the use of cash on hand from the combined balance sheet of Infineon and the Company and (ii) two “funds certain” term loan credit facilities in the amounts of €800,000,000 and $934,290,000 that Infineon entered into concurrently with the execution of the Merger Agreement.

Item 5.02                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                                                At the effective time of the Merger on January 13, 2015, Robert S. Attiyeh, Mary B. Cranston, Richard J. Dahl, Dwight W. Decker, Didier Hirsch, Oleg Khaykin, Thomas A. Lacey, James D. Plummer, Barbara L. Rambo and Rochus E. Vogt ceased to be directors of the Company and members of any committee of the Company’s Board of Directors. At the effective time of the Merger on January 13, 2015, Michael Barrow, Ilan Daskal, Oleg Khaykin, Gary Tanner and Adam White ceased to be officers of the Company.

Pursuant to the Merger Agreement, at the effective time of the Merger on January 13, 2015, the size of the Board of Directors of the Company is eight members, and the eight directors of Merger Sub immediately prior to the effective time of the Merger, Arunjai Mittal, Dominik Asam, Peter Schiefer, Stephan Zizala, Richard Kuncic, Helmut Gassel, Robert Lefort and Andrew Prillwitz, became the directors of the Company, as the surviving corporation. Upon consummation of the Merger, Robert Lefort was elected Chief Executive Officer and Andrew Prillwitz was elected Chief Financial Officer of the Company.

Item 5.03                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in the Introduction and in Item 3.03 is hereby incorporated herein by reference.

Item 8.01                                             Other Events.

On January 13, 2015, Infineon issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated August 20, 2014, by and among International Rectifier Corporation, Infineon Technologies AG and Surf Merger Sub Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2014)*

3.1	Amended and Restated Certificate of Incorporation of International Rectifier Corporation
3.2	Amended and Restated Bylaws of International Rectifier Corporation
99.1	Press release issued by Infineon Technologies AG, dated January 13, 2015.

* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2015	INTERNATIONAL RECTIFIER CORPORATION

	By:	/s/ Timothy Bixler
	Name:	Timothy Bixler
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated August 20, 2014, by and among International Rectifier Corporation, Infineon Technologies AG and Surf Merger Sub Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2014)*

3.1	Amended and Restated Certificate of Incorporation of International Rectifier Corporation
3.2	Amended and Restated Bylaws of International Rectifier Corporation
99.1	Press release issued by Infineon Technologies AG, dated January 13, 2015.

* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.